SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2003

Union Pacific Corporation

(Exact Name of Registrant as Specified in its Charter)

Utah	1-6075	13-2626465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1416 Dodge Street, Omaha, Nebraska	68179
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 271-5777

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

Attached hereto and incorporated herein by reference are exhibits, which contain amendments to certain Items included in each of the registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Form 10-Q for the quarterly period ended March 31, 2003, and Form 10-Q for the quarterly period ended June 30, 2003, respectively. In anticipation of filing a Shelf Registration Statement on Form S-3, covering the registration of the sale of $1 billion of securities, this Report and the Exhibits are being filed to reflect the recent disposition by the registrant of its trucking subsidiary, Overnite Corporation, a Virginia Corporation (“Overnite”), as a discontinued operation. As previously reported in the Report of the registrant on Form 8-K, dated November 5, 2003, the registrant sold all of the issued and outstanding common stock of Overnite in an underwritten initial public offering. This Report does not update or otherwise modify the information in the Items contained in the Exhibits to this Report, except to reflect the matters discussed above, and the registrant is not under any obligation and does not hereby undertake to provide any such update or modification.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Amended Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Financial Statements and Supplementary Data, and Schedule II – Valuation and Qualifying Accounts as listed in Item 15. Exhibits, Financial Statement Schedules, and Reports from the 2002 Annual Report on Form 10-K amended for the effects of the matters discussed above.

Exhibits to Exhibit 99.1

12.1	Amended Ratio of Earnings to Fixed Charges for period ended December 31, 2002

23.1	Independent Auditors’ Consent

(c)	Exhibits. (cont.)

99.2	Amended Item 1. Consolidated Financial Statements, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations from the Quarterly Report on Form 10-Q for the period ended March 31, 2003, amended for the effects of the matters discussed above.

Exhibits to Exhibit 99.2

12.2	Amended Ratio of Earnings to Fixed Charges for period ended March 31, 2003

99.3	Amended Item 1. Consolidated Financial Statements, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations from the Quarterly Report on Form 10-Q for the period ended June 30, 2003, amended for the effects of the matters discussed above.

Exhibits to Exhibit 99.3

12.3 (a)	Amended Ratio of Earnings to Fixed Charges for three month period ended June 30, 2003

12.3 (b)	Amended Ratio of Earnings to Fixed Charges for six month period ended June 30, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2003

UNION PACIFIC CORPORATION

By:	/s/ James R. Young
James R. Young
Executive Vice President - Finance

EXHIBIT INDEX

Exhibit	Description
99.1	Amended Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and
Results of Operations, Item 8. Financial Statements and Supplementary Data, and Schedule II – Valuation and Qualifying
Accounts as listed in Item 15. Exhibits, Financial Statement Schedules, and Reports from the 2002 Annual Report on Form
10-K amended for the effects of the matters discussed above.

Exhibits to Exhibit 99.1

	12.1	Amended Ratio of Earnings to Fixed Charges for period ended December 31, 2002

	23.1	Independent Auditors’ Consent

99.2	Amended Item 1. Consolidated Financial Statements, Item 2. Management’s Discussion and Analysis of Financial Condition
and Results of Operations from the Quarterly Report on Form 10-Q for the period ended March 31, 2003, amended for the effects of the matters discussed above.

	12.2	Amended Ratio of Earnings to Fixed Charges for period ended March 31, 2003

99.3	Amended Item 1. Consolidated Financial Statements, Item 2. Management’s Discussion and Analysis of Financial Condition
and Results of Operations from the Quarterly Report on Form 10-Q for the period ended June 30, 2003, amended for the effects of the matters discussed above.

Exhibits to Exhibit 99.3

	12.3(a)	Amended Ratio of Earnings to Fixed Charges for three month period ended June 30, 2003

	12.3(b)	Amended Ratio of Earnings to Fixed Charges for six month period ended June 30, 2003